EXHIBIT 21

As of April 3, 2002

                  SUBSIDIARIES OF JORDAN INDUSTRIES, INC.

                                                               Jurisdiction
Subsidiaries                                                 of Incorporation
------------                                                 ----------------

The Old Imperial Electric Company - (inactive)                     Ohio
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois 60015


The Old Scott Motors Company (1) - (inactive)                    Delaware
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois 60015


Old Gear Research, Inc. (1) - (inactive)                         Delaware
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois 60015


Sate-Lite Manufacturing Company (2)                                Ohio
6220-30 Gross Point Road
Niles, Illinois 60714


DACCO, Incorporated (3)                                            Ohio
741 Dacco Drive
P.O. Box 2789
Cookeville, Tennessee  38506


Detroit Transmission Products Co. (4)                           California
2622 North Wigwam
Stockton, California 95205


Detroit Transmission Products Co.                               California
15342 Yucca Avenue
Fontana, California 92335


Borg Manufacturing (4)                                          California
12150 Sixth Street at Hyssop
Rancho Cucamonga, California  91730


DACCO/Detroit of Ohio, Inc, (4)                                    Ohio
3316 Refugee Road
Columbus, Ohio 43232


DACCO/Detroit of Ohio, Inc. (4)                                    Ohio
2280 A East Central Drive
Miamisburg, Ohio 45342


ABC Transmission Parts Warehouse, Inc. (4)                       Tennessee
115 West Anderson Avenue
Knoxville, Tennessee 37917


Nashville Transmission Parts, Inc.                               Tennessee
210 North First Street
Nashville, Tennessee 37213

                                                           Jurisdiction
Subsidiaries                                             of Incorporation
------------                                             ----------------

DACCO/Detroit of Florida, Inc. (4)                            Florida
3611 West Chestnut Street
Tampa, Florida  33607


DACCO/Detroit of Florida, Inc. (4)                            Florida
3697 Northwest 15th Street
Lauderhill, Florida  33311


DACCO/Detroit of Florida, Inc. (4)                            Florida
613 Triumph Court, Bay 6
Orlando, Florida  32805


DACCO/Detroit of Florida, Inc. (4)                            Florida
6264-A North "W" Street
Pensacola, Florida  32505


DACCO/Detroit of Florida, Inc. (4)                            Florida
1822 Wabasso Drive
West Palm Beach, Florida  33409


DACCO/Detroit of Minnesota, Inc. (4)                         Minnesota
817 Vandalia Street, Unit 2A
St. Paul, Minnesota  55114


DACCO/Detroit of Colorado, Inc. (4)                          Colorado
(inactive)
1329 West Byers, Unit A
Denver, Colorado  80228


DACCO/Detroit of Indiana, Inc. (4)                            Indiana
4839 East 23rd Street
Indianapolis, Indiana  46218


DACCO/Detroit of Indiana, Inc. (4)                            Indiana
8601 Indiana Street
Merrillville, Indiana 46410


DACCO/Detroit of Missouri, Inc. (4)                          Missouri
3115 Locust Street
St. Louis, Missouri  63103


DACCO/Detroit of North Carolina, Inc. (4)                 North Carolina
(inactive)
741 DACCO Drive
P.O. Box 2789
Cookeville, Tennessee  38506


DACCO/Detroit of Memphis, Inc. (4)                           Tennessee
2803 Longate Drive
Memphis, Tennessee  38132


DACCO/Detroit of Nebraska, Inc. (4)                          Nebraska
3314 North 88th Plaza
Omaha, Nebraska  68134



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


                                                           Jurisdiction
Subsidiaries                                             of Incorporation
------------                                             ----------------

DACCO/Detroit of Alabama, Inc. (4)                            Alabama
1512 2nd Avenue South
Birmingham, Alabama  35233


DACCO/Detroit of Alabama, Inc. (4)                            Alabama
2650 Government Boulevard
Mobile, Alabama  36606


DACCO/Detroit of New Jersey, Inc. (4)                       New Jersey
(inactive)
2309 Haddonfield Road
Pennsuaken, New Jersey  08110


DACCO/Detroit of Michigan, Inc. (4)                          Michigan
27513 Schoolcraft Road
Livonia, Michigan  48150


DACCO/Detroit of Michigan, Inc. (4)                          Michigan
3514 South Saginaw Street
Flint, Michigan  48503


DACCO/Detroit of Arizona, Inc. (4)                            Arizona
2301 North 35th Avenue
Phoenix, Arizona  85009


DACCO/Detroit of Arizona, Inc. (4)                            Arizona
145 West Juanita, Suite 4
Mesa, Arizona  85210


DACCO/Detroit of Oklahoma, Inc. (4)                          Oklahoma
2500 West Lindley
Oklahoma City, Oklahoma  73107


DACCO/Detroit of Texas, Inc. (4)                               Texas
2504 Weaver Street
Haltom City, Texas  76117


DACCO/Detroit of Texas, Inc. (4)                               Texas
2636 Farrington Street
Dallas, Texas  75207


DACCO/Detroit of South Carolina, Inc. (4)                 South Carolina
128A Grace Drive
Easley, South Carolina  29640

DACCO/Detroit of South Carolina, Inc. (4)                 South Carolina
PO Box 910
205 Saint James Avenue, #314
Goose Creek, South Carolina 29445


DACCO/Detroit of West Virginia, Inc. (4)                   West Virginia
5518 MacCorkle Avenue, Southwest
South Charleston, West Virginia  25309

                                                           Jurisdiction
Subsidiaries                                             of Incorporation
------------                                             ----------------

DACCO/Detroit of Pennsylvania, Inc. (4)                    Pennsylvania
250 Paulson Street
Pittsburgh, Pennsylvania  15206


DACCO/Detroit of Chattanooga, Inc. (4)                       Tennessee
2315 Cannon Avenue
Chattanooga, Tennessee  37408


DACCO/Detroit of Virginia, Inc. (4)                          Virginia
1395 Air Rail Avenue
Virginia Beach, Virginia  23455


DACCO/Detroit of Virginia, Inc. (4)                          Virginia
4399-H Henninger Court
Chantilly, Virginia  20151


DACCO/Detroit of Virginia, Inc. (4)                          Virginia
1623 Elmdale Ave.
Richmond, Virginia 23224


DACCO/Detroit of Kentucky, Inc. (4)                          Kentucky
3899 Produce Road, Unit 118
Louisville, Kentucky  40218


DACCO/Detroit of Georgia, Inc. (4)                            Georgia
3810 Lake Street
Macon, Georgia  31204


DACCO/Detroit of Nevada, Inc. (4)                             Nevada
4620 Mitchell Street, Suite H
North Las Vegas, Nevada  89031


DACCO/Detroit of Maryland, Inc. (4)                          Maryland
7404 Philadelphia Road
Baltimore, Maryland 21237


DACCO/Detroit of Wisconsin, Inc. (4)                         Wisconsin
4740 S. Nicholson Avenue, #10
Cudahy, Wisconsin 53110


JI Properties, Inc.                                          Delaware
9 West 57th Street, 40th Floor
New York, New York  10019


Welcome Home, Inc. (5)                                       Delaware
309-D Raleigh Street
Wilmington, North Carolina  28412


SPL Holdings, Inc. (6)                                       Illinois
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois  60015


Valmark Industries, Inc. (7)                                 Delaware
3393 West Warren Avenue
Tremont, California  94539

                                                             Jurisdiction
Subsidiaries                                               of Incorporation
------------                                               ----------------

JII Promotions, Inc.                                           Delaware
(f/k/a) Sales Promotion Associates, Inc. (7)
454 East Main Street
Columbus, Ohio  43215


Seaboard Folding Box Corporation (7)                           Delaware
35 Daniels Street
Fitchburg, Massachusetts  01420


Pamco Printed Tape & Label Co., Inc. (8)                       Delaware
2200 South Wolf Road
Des Plaines, Illinois  60018


JI Finance Company                                             Delaware
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois  60015


Cape Craftsmen, Inc. (9)                                       Delaware
210A Old Dairy Road
Wilmington, North Carolina  28405


Old Viewsonics, Inc.                                           Delaware
(f/k/a Viewsonics, Inc.) - (inactive)
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois  60015


Old Dura-Line Corporation                                      Delaware
(f/k/a Dura-Line Corporation) - (inactive)
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois  60015


Old Cambridge Products Corporation                             Delaware
(f/k/a Cambridge Products Corporation) - (inactive)
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois  60015


Old Johnson Components, Inc.                                   Delaware
(f/k/a Johnson Components, Inc.) - (inactive)
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois  60015


Cho-Pat, Inc.                                                  Delaware
Mount Holly Industrial Commons
100 Lippincott Lane, Unit #6
Mount Holly, New Jersey  08060


Jordan Specialty Plastics, Inc. (10)                           Delaware
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois  60015

                                                            Jurisdiction
Subsidiaries                                              of Incorporation
------------                                              ----------------

Beemak Plastics, Inc. (2)                                     Delaware
18554 S. Susanna Road
Rancho Donminguez, California 90221-5620


Deflecto Corporation (2)                                      Delaware
7035 East 86th Street
Indianapolis, Indiana  46250


Deflecto Canada, Ltd. (11)                                     Canada
221-223 Bunting Road
St. Catherines, Ontario L2M 3Y2


Rolite Plastics, Inc. (11)                                    Delaware
6 Gundy Drive
Midvale, Ohio  44653


Tele-Flow, Inc. (11)                                          Delaware
8101 Fite Road
Pearland, Texas  77584


YT Holdings, Inc. (11)                                        Delaware
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois  60015


Yearntree Limited (12)                                     United Kingdom
Units 1-5 Estuary Road
Queensway Meadows Industrial Estate
Newport
Wales  NP9 0SL


Jordan Auto Aftermarket, Inc. (10)                            Delaware
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois  60015


Alma Products I, Inc. (3)                                     Michigan
2000 Michigan Avenue
Alma, Michigan  48801


Online Environs Inc. (14)                                     Delaware
320 Congress Street, 4th Floor
Boston, Massachusetts  02210


Specialty Internet Holdings, LLC (13).                        Delaware
ArborLake Centre, Suite 550
1751 Lake Cook Road
Deerfield, Illinois 60015

JI Services, Inc.                                             Delaware
ArborLake Centre, Suite 550
1751 Lake Cook Road
Deerfield, Illinois 60015

                                                            Jurisdiction
Subsidiaries                                              of Incorporation
------------                                              ----------------


Internet Services of Michigan, Inc. (15)                      Delaware
109 West Grand River Avenue
Howell, Michigan 48843


JI Flavor & Fragrance, Inc.                                   Delaware
ArborLake Centre, Suite 550
1751 Lake Cook Road
Deerfield, Illinois60015


Flavor Source, Inc. (16)                                     California
30322 Esperanza Way, Suite 400
Rancho Santa Margarita, California 92688


Pioneer Paper Corporation (17)                                Delaware
50 Triangle Boulevard
Carlstadt, New Jersey 07072


Instachange Display, Ltd. (11)                               Nova Scotia
230 Edward Street
Aurora, Ontario L4G 3S8


JI Ventures, Inc.                                             Delaware
ArborLake Centre, Suite 550
1751 Lake Cook Road
Deerfield, Illinois 60015


Atco Products, Inc. (3)                                       Delaware
601 Interstate 45
Ferris, Texas 75125


GramTel, LLC (18)                                             Delaware
ArborLake Centre, Suite 550
1751 Lake Cook Road
Deerfield, Illinois 60015


GramTel USA, Inc. (19)                                        Delaware
316 East Monroe Street
South Bend, Indiana 46601


GramTel - Midwest, Inc. (20)                                  Delaware
316 East Monroe Street
South Bend, Indiana 46601


GramTel - Illinois, Inc. (21)                                 Delaware
316 East Monroe Street
South Bend, Indiana 46601



Material Assets
---------------

The Parent owns all of the outstanding Junior Cumulative Preferred Stock of Motors and Gears Holdings, Inc., and Preferred Stock of JAAI, JSP, SIH, and GramTel USA, Inc.

Footnotes

(1)    A wholly-owned subsidiary of The Old Imperial Electric Company.


(2)    A wholly-owned subsidiary of Jordan Specialty Plastics, Inc.


(3)    A wholly-owned subsidiary of Jordan Auto Aftermarket, Inc.

(4)    A wholly-owned subsidiary of DACCO, Incorporated.


(5)    A 95.9% owned subsidiary of JII, Inc.


(6)    JII, Inc. owns 100% of the preferred stock and 83.3% of the common stock.

(7)    A wholly-owned subsidiary of SPL Holdings, Inc.

(8)    An 80% owned subsidiary of SPL Holdings, Inc.


(9)    A wholly-owned subsidiary of JII, Inc.

(10) JII, Inc. owns 97.5% of the voting rights, 97.5% of the economic rights and participates in 97.5% of the cumulative net income or net loss of the company. The common shares of the company are owned by shareholders of Jordan Industries, Inc. and certain other persons.

(11)   A wholly-owned subsidiary of Deflecto Corporation.

(12)   A wholly-owned subsidiary of YT Holdings, Inc.

(13) Jordan Industries, Inc. owns 80% of the voting rights, 51% of the economic rights and participates in 51% of the cumulative net income or loss of the company. The Company owns 8.3% of the common units. The remainder of the common units are owned by shareholders of Jordan Industries, Inc. and certain other persons.

(14)   A 60% owned subsidiary of Specialty Internet Holdings, LLC.


(15)   A wholly-owned subsidiary of JI Services, Inc.

(16)   A wholly-owned subsidiary of JI Flavor & Fragrance, Inc.


(17)   A wholly-owned subsidiary of Seaboard Folding Box Corporation.

(18) The Company owns 5.6% of the common units. The remainder of the common units of GramTel, LLC are owned by shareholders of Jordan Industries, Inc. and certain other persons.

(19) Jordan Industries, Inc. owns 80% of the voting rights, 51% of the economic rights and participates in 51% of the cumulative net income or net loss of the company. 99% of the common shares of the company are owned by GramTel, LLC.

(20)   A 97% owned subsidiary of GramTel USA, Inc.

(21)   A wholly-owned subsidiary of GramTel USA, Inc.

                      MOTORS AND GEARS HOLDINGS, INC.
                                SUBSIDIARIES




                                                                 Jurisdiction
Subsidiaries                                                   of Incorporation
------------                                                   ----------------


Kinetek, Inc. (1)                                                 Delaware
(f/k/a) Motors and Gears, Inc.
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois  60015


Kinetek Industries, Inc. (2)                                      Delaware
(f/k/a) Motors and Gears Industries, Inc.
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois  60015


Merkle-Korff Industries, Inc. (3)                                 Illinois
1776 Winthrop Drive
Des Plaines, Illinois  60018-1980


Merkle-Korff de Mexico S.A. de C.V. (4)                            Mexico
Av. C.F.E. No. 830, Parque Industrial Millenium
Zona Industrial del Potosi
San Luis Potosi, SLP C.P. 78395


The Imperial Electric Company (3)                                 Delaware
1503 Exeter Road
Akron, Ohio  44306


Gear Research, Inc. (5)                                           Delaware
4329 Eastern Avenue, Southeast
Grand Rapids, Michigan  49508


Motion Holdings, Inc. (3)                                         Delaware
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois  60015


Motion Control Engineering, Inc. (6)                             California
11380 White Rock Road
Rancho Cordova, California  95742


Electrical Design and Control Company (3)                         Delaware
2200 Stephenson Highway
Troy, Michigan  48084


Advanced D.C. Holdings, Inc. (3)                                  Delaware
ArborLake Center, Suite 550
1751 Lake Cook Road
Deerfield, Illinois  60015


Advanced D.C. Motors, Inc. (7)                                    New York
6268 East Molloy Road
East Syracuse, New York  13057

                                                               Jurisdiction
Subsidiaries                                                  of Incorporation
------------                                                  ----------------

MW Corporation (8)                                                 Georgia
6268 East Molloy Road
East Syracuse, NY 13057


Sermed S.A.R.L. (9)                                                France
Eternoz - 25330 Amancey
France


Advanced D.C. Motors GmbH (10)                                     Germany


FIR Group Holdings, Inc. (3)                                      Delaware
ArborLake Centre, Suite 550
1751 Lake Cook Road
Deerfield, Illinois 60015


FIR Group Holdings, Italia, S.r.l.                                  Italy


Construgioni Italiane Motori Elettricia, S.p.A.                     Italy
43040 Viazzano di Varano De'Melegaria (Parma) Italia


SelinSistemi, S.p.A.                                                Italy
Via Chiaravagna, 28
16153 Genova-Sestri P


FIR Electromeccanica, S.p.A.                                        Italy
Via Roma n. 19
26041 Casalmaggiore CR


T.E.A. Technologie Electromeccaniche ed Automazione, S.r.l.         Italy

Footnotes

(1)      A wholly-owned subsidiary of Motors and Gears Holdings, Inc.

(2)      A wholly-owned subsidiary of Kinetek, Inc.

(3)      A wholly-owned subsidiary of Kinetek Industries, Inc.

(4) Merkle-Korff Industries, Inc. owns 99.99% of the capital stock of the corporation and Kinetek, Inc. owns the remaining capital stock of the corporation.

(5)      A wholly-owned subsidiary of The Imperial Electric Company.

(6)      A wholly-owned subsidiary of Motion Holdings, Inc.

(7)      A wholly-owned subsidiary of Advanced D.C. Holdings, Inc.

(8)      A 50% owned subsidiary of Advanced D.C. Motors, Inc.

(9)      A 99% owned subsidiary of Advanced D.C. Motors, Inc.

(10)     A 90% owned subsidiary of Advanced D.C. Motors, Inc.






















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